For more information please contact: Mike Houlihan, PGE, 503-504-9706 Notice of proposed settlement of Portland General Electric Company derivative actions and settlement hearing PORTLAND, ORE. — Portland General Electric Company (NYSE: POR) today provided notice of proposed settlement of derivative actions and settlement hearing. IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF OREGON PORTLAND DIVISION Case No. 3:21-cv-00413-SI Portland General Electric One World Trade Center 121 SW Salmon Street Portland, Oregon 97204 News Release JS HALBERSTAM IRREVOCABLE GRANTOR TRUST, Derivatively and on Behalf of PORTLAND GENERAL ELECTRIC COMPANY, Plaintiff, JACK E. DAVIS, JOHN W. BALLANTINE, RODNEY L. BROWN, JR., KIRBY A. DYESS, MARK B. GANZ, MARIE OH HUBER, KATHRYN J. JACKSON, PH.D., MICHAEL A. LEWIS, MICHAEL H. MILLEGAN, NEIL J. NELSON, M. LEE PELTON, PH.D., MARIA M. POPE, CHARLES W. SHIVERY, JAMES P. TORGERSON, AND JAMES LOBDELL, Defendants, and PORTLAND GENERAL ELECTRIC COMPANY, Nominal Defendant. Exhibit 99.1

SUMMARY NOTICE OF PROPOSED SETTLEMENT OF PORTLAND GENERAL ELECTRIC COMPANY DERIVATIVE ACTIONS AND SETTLEMENT HEARING TO: ALL OWNERS OF PORTLAND GENERAL ELECTRIC COMPANY ("PGE") COMMON STOCK AS OF MARCH 28, 2022. YOU ARE HEREBY NOTIFIED that the parties to the above-captioned shareholder action pending in the U.S. District Court for the District of Oregon (the "Action"), have reached a Settlement to resolve the issues raised in the Action and related shareholder derivative actions captioned Berning v. Pope et al., No. 21-cv-00783-SI, filed in this Court, and Shimberg v. Pope et al., No. 21CV02957, and Ashabraner v. Pope et al., No. 21CV13698, filed in Oregon Circuit Court, Multnomah County (collectively, the "Actions"). The parties to the Actions have entered into a Stipulation dated February 11, 2022, setting forth the terms of the Settlement. The Settlement, if approved by the Court, would fully, finally and forever resolve this Action on the terms set forth in the Stipulation.1 The Stipulation and a detailed Notice of Settlement describing in greater detail the Actions, the proposed Settlement, and the rights of Current PGE Shareholders with regard to the Settlement are available on PGE's website at https://investors.portlandgeneral.com/. You have the right to participate in a Settlement Hearing to be held on May 9, 2022, at 2:00 p.m. at the U.S. District Court for the District of Oregon, Mark O. Hatfield United States Courthouse, Room 15B, 1000 Southwest Third Avenue, Portland, Oregon 97204 to determine: (i) whether the Court should approve the Settlement as fair, reasonable, adequate and in the best interests of Portland General Electric Company ("PGE" or the "Company") and PGE's shareholders pursuant to Federal Rule of Civil Procedure Rule 23.1; (ii) whether to enter a judgment dismissing the Action with prejudice and extinguish and release all Settled Claims; (iii) whether the requirements of the Federal Rules of Civil Procedure and due process have been satisfied in connection with notice of the Settlement; and (iv) whether the Court should approve Plaintiffs' Fee and Expense Amount, as well as to consider such other matters as may properly come before the Court. 1 Unless otherwise defined, all capitalized terms contained in this Summary Notice shall have the same definitions as set forth in the Stipulation.

The Settlement, reached with the substantial assistance and oversight of an experienced mediator, addresses allegations that certain current and former directors and officers of PGE breached their fiduciary duties by failing to maintain an adequate system of internal controls to oversee PGE's energy trading and purportedly disseminating materially false and misleading statements relating to the Company's energy trading activities. As part of the Settlement, PGE has implemented or, to the extent PGE has not already done so, will implement certain corporate governance reforms specifically set forth in Exhibit A of the Stipulation. After negotiating the principal terms of the Settlement, Plaintiffs' counsel and PGE separately negotiated at arm's-length with the assistance of the mediator the amount of attorneys' fees and expenses to be paid to Plaintiffs' counsel, agreeing that PGE or its insurance carriers shall, subject to and upon Court approval, pursuant to the timetable provided in the Stipulation, pay or cause to be paid to Plaintiffs' Counsel attorneys' fees and expenses in the total amount of $750,000. The individual defendants have denied, and continue to deny, all allegations of wrongdoing and that they have any liability on the claims asserted in the Actions. PGE also has denied and continues to deny the claims in the Actions. If you are a Current PGE Shareholder, your rights to pursue certain derivative claims on behalf of PGE may be affected by the Settlement. Any Current PGE Shareholder wishing to assert an objection to the Settlement or Fee and Expense Amount must, at least fourteen (14) days prior to the Settlement Hearing, (i) file with the Clerk of the Court a written objection to the Settlement and/or Plaintiffs' Fee and Expense Amount setting forth: (a) the nature of the objection; (b) proof of ownership of PGE common stock at the time the Preliminary Approval Order was entered through the date of the Settlement Hearing, including the number of shares of PGE common stock held by the shareholder and the date(s) of purchase; and (c) any documentation in support of such objection; and (ii) if a Current PGE Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (i) above, filed with the Clerk of Court: (a) a written notice of such shareholder's intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing and a statement as to the subjects of the testimony of each witness. Any Current PGE Shareholder who fails to object in the manner provided above will be deemed to have waived all objections (including the right to appeal) and will be bound by the Order and Final Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.

Any inquiries regarding the Settlement or the Action should be directed to Plaintiffs' Counsel: David C. Katz Mark D. Smilow WeissLaw LLP 305 Broadway, 7th Floor New York, NY 10007 Telephone: (212) 682-3025 dkatz@weisslawllp.com msmilow@weisslawllp.com PLEASE DO NOT TELEPHONE THE COURT OR PGE REGARDING THIS NOTICE A copy of the Parties' Stipulation and Agreement of Settlement (the "Stipulation") fully executed as of February 11, 2022, is available on PGE's website at https://investors.portlandgeneral.com/. # # # About Portland General Electric Company: Portland General Electric (NYSE: POR) is a fully integrated energy company based in Portland, Oregon. The company serves approximately 900,000 customers with a service area population of 2 million Oregonians in 51 cities. PGE owns 16 generation plants across Oregon and other Northwestern states and maintains and operates 14 public parks and recreation areas. For more than 130 years, PGE has powered the advancement of society, delivering safe, affordable, and reliable energy to Oregonians. PGE and its approximately 3,000 employees are working with customers to build a clean energy future. Together with its customers, PGE has the No. 1 voluntary renewable energy program in the U.S. PGE is committed to achieving at least an 80% reduction in greenhouse gas emissions from power served to customers by 2030 and 100% reduction by 2040. In 2021, PGE became the first U.S. utility to join The Climate Pledge. For the eighth year in a row PGE achieved a perfect score on the 2021 Human Rights Campaign Foundation's Corporate Equality Index, a national benchmarking survey and report on corporate policies and practices related to LGBTQ workplace equality. In 2021, PGE, employees, retirees, and the PGE Foundation donated $4.8 million and volunteered 15,760 hours with more than 300 nonprofits across Oregon. For more information visit www.PortlandGeneral.com/news. SOURCE: Portland General Company